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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 30, 1999

                          GENERAL DYNAMICS CORPORATION

             (Exact name of registrant as specified in its charter)



          Delaware                              1-3671                     13-1673581
          --------                              ------                     ----------
(State or other jurisdiction                 (Commission                  (IRS Employer
      of incorporation)                      File Number)               Identification No.)


   3190 Fairview Park Drive, Falls Church, Virginia                 22042-4523
   ------------------------------------------------                 ----------
           (Address of principal executive offices)                 (Zip Code)


                                 (703) 876-3000
                                 --------------
               Registrant's telephone number, including area code


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Item 5. Other Events

       On July 30, 1999, General Dynamics Corporation acquired Gulfstream Aerospace Corporation (Gulfstream) through a merger of a subsidiary of the company into Gulfstream. As a result, the holders of Gulfstream common stock became entitled to receive one share of the company's common stock in exchange for each share of Gulfstream common stock. The common stock of Gulfstream was traded on the New York Stock Exchange through the close of business on July 30, 1999, at which time there were 72,165,645 shares of Gulfstream common stock outstanding. An additional 4.1 million shares have been reserved for issuance upon the exercise of stock options which, prior to the acquisition, had been options to purchase Gulfstream common stock. The transaction was valued at approximately $4.8 billion, based on the company's stock price of $66.125 per share.

       The acquisition will be accounted for as a pooling of interests, and, accordingly, the consolidated financial statements for periods prior to the combination have been restated to include the accounts and results of operations of Gulfstream and have been included in this Current Report on Form 8-K as
Exhibit 99.1. These statements will become the historical consolidated financial statements of General Dynamics Corporation after post-combination results are issued.

Item 7. Financial Statements and Exhibits

(a)    Financial statements of business acquired

       None.

(b)    Pro forma financial information

       None.

(c)    Exhibits


       Exhibit 99.1 -    Unaudited Supplemental Consolidated Financial
                         Statements and Management's Discussion and Analysis of
                         General Dynamics Corporation for the quarterly period ended July 4, 1999 (as restated to reflect the acquisition of Gulfstream Aerospace Corporation on July
                         30, 1999)


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          GENERAL DYNAMICS CORPORATION

                          by  /s/  John W. Schwartz
                              ----------------------------------------
                              John W. Schwartz
                              Vice President and Controller
                              (Authorized Officer and Chief Accounting Officer)


Dated:  August  17, 1999


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